anghami

VISTAS MEDIA
ACQUISITION COMPANY

INVESTOR PRESENTATION

MARCH 2021



DISCLAIMER

This investor presentation (this "presentation") is for informational purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any equity, debt or other financial instruments of Vistas Media Acquisition Company Inc., a Delaware corporation ("Vistas"), or Anghami, a Cayman Islands exempted company ("Anghami") or any of their affiliates' securities (as such term is defined under the U.S. federal securities laws). This Presentation has been prepared to assist parties in making their own evaluation with respect to the proposed transaction (the "Business Combination") between Anghami and Vistas contemplated by that certain business combination agreement (the "Business Combination Agreement") by and among Vistas, Anghami and the other parties thereto and for no other purpose. It is not intended to form the basis of any investment decision or any other decisions with respect to the Business Combination.

No Representation or Warranty

No representation or warranty, express or implied, is or will be given by Vistas or Anghami or any of their respective affiliates, directors, officers, employees, advisers or any other person as to the accuracy or completeness of the information in this presentation or any other written, oral or other communications transmitted or otherwise made available to any party in the course of its evaluation of the Business Combination, and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions or misstatements, negligent or otherwise, relating thereto. This presentation does not purport to contain all of the information that may be required to evaluate a possible investment decision with respect to Vistas, and does not constitute investment, tax or legal advice. The recipient also acknowledges and agrees that the information contained in this presentation is preliminary in nature and is subject to change, and any such changes may be material. Vistas and Anghami disclaim any duty to update the information contained in this presentation. Any and all trademarks and trade names referred to in this presentation are the property of their respective owners.

Forward-Looking Statements

This presentation contains "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, statements regarding the estimated future financial performance, financial position and financial impacts of the Business Combination, satisfaction of closing conditions to the Business Combination, the level of redemption by Vistas' public stockholders and purchase price adjustments in connection with the Business Combination, the timing of the completion of the Business Combination, the anticipated EBITDA of the combined company following the Business Combination, anticipated ownership percentages of the combined company's stockholders following the Business Combination, and the business strategy, plans and objectives of management for future operations, including as they relate to the potential Business Combination. Such statements may be identified by the use of words such as "anticipate," "believe," "expect," "estimate," "plan," "outlook," and "project" and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. When Vistas discusses its strategies or plans, including as they relate to the Business Combination, it is making projections, forecasts and forward-looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, Vistas' management.

These forward-looking statements involve significant risk and uncertainties that could cause actual results to differ materially from the expected result. Most of these factors are outside Vistas' and Anghami's control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; (2) the outcome of any legal proceedings that may be instituted against the parties or the combined company following announcement of the proposed Business Combination; (3) the inability to complete the transactions contemplated by the Business Combination Agreement due to the failure to obtain approval of the stockholders of Vistas or other conditions to closing in the Business Combination Agreement; (4) the risk that the announcement of the proposed Business Combination disrupts current plans and operations; (5) the ability of the combined company to meet its financial and strategic goals, due to, among other things, competition, the ability of the combined company to grow and manage growth profitability and maintain relationships with suppliers and customers; (6) costs related to the Business Combination; (7) changes in applicable laws or regulations; (8) the possibility that the combined company may be adversely affected by other economic, business, competitive factors, weather and/or commodity prices; and (9) other risks and uncertainties described in the documents filed with the U.S. Securities and Exchange Commission (the "SEC") by Vistas or Anghami. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and Vistas and Anghami undertake no obligation to update or review the forward-looking statements whether as a result of new information, future events or otherwise.

DISCLAIMER

No Offer or Solicitation

This presentation shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This presentation shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Use of Projections

This presentation contains financial forecasts. Neither Vistas' nor Anghami's auditors have audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. In this presentation, certain of the above-mentioned projected information has been provided for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Projections are inherently uncertain due to a number of factors outside of Vistas' or Anghami's control. Accordingly, there can be no assurance that the prospective results are indicative of future performance of Vistas, Anghami or the combined company after the Business Combination or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved.

Industry and Market Data

In this presentation, we rely on and refer to information and statistics regarding market participants in the sectors in which Anghami competes and other industry data. We obtained this information and statistics from third-party sources, including reports by market research firms and company filings. Being in receipt of this presentation you agree you may be restricted from dealing in (or encouraging others to deal in) price sensitive securities.

Non-IFRS Measures

This presentation includes certain non-IFRS financial measures, including EBITDA. These non-IFRS financial measures are not calculated in accordance with international financial reporting standards ("IFRS") and should not be considered as alternatives to IFRS. These non-IFRS financial measures are included herein because Vistas and Anghami believe that the use of these non-IFRS financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. Other companies may calculate their non-IFRS financial measures differently, and therefore Anghami's non-IFRS financial measures may not be directly comparable to similarly titled measures of other companies. Additionally, to the extent that forward-looking non-IFRS financial measures are provided, they are presented on a non-IFRS basis without reconciliations of such forward-looking non-IFRS financial measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation.

DISCLAIMER

Additional Information

Vistas intends to file a preliminary proxy statement/prospectus with the SEC in connection with the Business Combination and will mail a definitive proxy statement/prospectus and other relevant documentation to its stockholders. This presentation does not contain all of the information that should be considered concerning the Business Combination. Vistas' stockholders and other interested parties are advised to read, when available, the preliminary proxy statement/prospectus and any additional information filed by Vistas with the SEC concerning the Business Combination, as these materials will contain important information about Anghami, Vistas and the Business Combination. A definitive proxy statement/prospectus will be mailed to stockholders of Vistas as of a record date to be established for voting on the Business Combination. Stockholders will also be able to obtain copies of the proxy statement and other documents filed with the SEC that will be incorporated by reference in the proxy statement, without charge, once available at the SEC's website at www.sec.gov, or by directing a request to Vistas Media Acquisition Company Inc., 30 Wall Street, 8th Floor, New York, NY 10005.

Participants in the Solicitation

Vistas and its directors and executive officers may be deemed participants in the solicitation of proxies from Vistas' stockholders with respect to the Business Combination. A list of names of such directors and executive officers and a description of their interests in Vistas is contained in Vistas' final prospectus dated August 6, 2020, which was filed with the SEC on August 10, 2020 and is available free of charge at the SEC's website at www.sec.gov or by directing a request to Vistas Media Acquisition Company Inc., 30 Wall Street, 8th Floor, New York, NY 10005. Additional information regarding the interests of such directors and executive officers will be contained in the proxy statement/prospectus for the Business Combination when available.

Anghami and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from stockholders of Vistas in connection with the Business Combination. A list of the names of such directors and executive officers and a description of their interests in the Business Combination will be included in the proxy statement/prospectus for the Business Combination when available.

INVESTMENT SUMMARY

1. NUMBER 1 MUSIC APP IN THE MENA[1] REGION WITH A BELOVED BRAND
2. UNDERPENETRATED AND UNIQUE MARKET
3. TREMENDOUS GROWTH POTENTIAL
4. VALIDATED POTENTIAL TO EVOLVE TOWARDS A LEADING ENTERTAINMENT PLATFORM
5. VISIONARY FOUNDERS BACKED BY LEADING INVESTORS IN REGION

anghami

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SHUAA capital psc. and Vistas Media Capital Singapore, have gathered commitments of a combined $40 million ($30 million from SHUAA and $10 million from Vistas Media Capital) in PIPE financing, sufficient to close the transaction.

[1] Middle East and North Africa

ANGHAMI IS THE #1 MUSIC APP IN MENA[1]

ACTIVE USERS
15M

MARKET SHARE
58% of subscribers in MENA[2]

PAID SUBS
73 mins per day per user[3]

OPERATING IN
16 countries

GENERATING
56 mil user data points per day

OVER
9 yrs old and first mover

[1] Middle East & North Africa [2] MiDia report July 2020 [3] Avg 2020

WITH ONE OF THE BEST UNIT ECONOMICS IN EMERGING MARKETS

7.5% Churn rate on monthly paying subs

8.1X LTV / CAC on monthly paying subs

$1.8 Average CAC on paying subs

~21% Conversion Rate[1]

Note: As of FY20

[1]Measured as total subscribers / total MAU

ANGHAMI – THE MOST RECOGNISED BRAND FOR MUSIC IN THE REGION

INDEPENDENT SURVEY

MOST POPULAR

MOST FREQUENTLY USED


ANGHAMI
SPOTIFY
DEEZER
84%
43%
38%
Are aware of the service
43%
35%
35%
Actually use the service
58%
36%
37%
Use the service every week

Source: Global Web Index, Nov '19; Egypt (n=202), Saudi Arabia (n=211), UAE (n=200)

ANGHAMI IS AT AN INFLECTION POINT OF RAPID GROWTH

SUBSCRIPTION REVENUE GROWING AT 47% CAGR


47% CAGR '18-'23
16 M
24 M
26 M
39 M
69 M
114 M
2018
2019
2020
2021F
2022F
2023F

ON TRACK TO BE EBITDA POSITIVE IN 2021


EBITDA Margin
+10%
+5%
0%
-5%
-10%
-15%
-20%
-25%
-21%
-6%
-1%
+2%
+5%
+7%
2018
2019
2020
2021F
2022F
2023F

Source: Management Projections

Our vision is to create THE LARGEST MUSIC & MEDIA PLATFORM for MENA[1] & Emerging markets


Oriental
CHILL
Your new music ›
خايف
قالهالي
Nedaa Shrara
Explore
Search
Your Library

[1] Middle East & North Africa

AUDIO ENTERTAINMENT TRAJECTORY

$6.5B x 50% x 45% x 58%

TOTAL ADDRESSABLE MARKET[1] x SHARE OF PEOPLE WHO STREAM[2] x SHARE OF PEOPLE WHO SUBSCRIBE[2] x CURRENT MARKET SHARE[3]

$1.1B

GROSS REVENUE OPPORTUNITY

in existing markets

+

NEW FEATURES TO DRIVE ADDITIONAL REVENUE


ORIGINAL CONTENT
PODCASTS
LIVE CONCERTS
BRANDED CONTENT
SOCIAL BILLING

[1] People in 10-60 across current operating markets + select South Asian Markets + Arab diaspora at maturity
[2] Assumes present day penetration rate of North America
[3] Anghami's current market share in MENA

THE MIDDLE EAST IS A FOCUS FOR M&A AS U.S. UNICORNS SEEK TO BUY NOT BUILD

UBER Careem

March 2019

- Careem was the "Uber" of the Middle East. It was first, incumbent, and had greater scale
- Uber purchased Careem for **$4.18bn**. The first unicorn exit and the largest buyout in the region
- Founded in Dubai in 2012
- Present across Middle East, North Africa, Pakistan and Turkey - operating in 98 cities
- Post buyout, Uber retained the brand Careem and continues to operate independently

> *"[Careem's] success depends on incorporating local norms and needs.[1]"*

Careem's business was very localised, deeply embedded, and more locally innovative

amazon SOUQ.com

March 2017

- Souq was the Amazon of the Middle East
- "Amazon" purchased Souq for **$580mn** in a landmark transaction for the region
- Founded in 2005 in Dubai out of the online portal Maktoob
- Focus was on creating a local language solution for e-commerce including marketplace, fulfilment and payments

> *"“Amazon” clearly acquired the business that qualified as its closest counterpart in the region.[2]"*

Souq was solving problems unique to the region - their head start, access to data, and local expertise led Amazon to buy Souq

[1] Fastcompany.com [2] CMSwire.com

anghami


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Get the App for free
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MARKET OVERVIEW

OVERVIEW OF GLOBAL STREAMING GROWTH

MUSIC INDUSTRY SNAPSHOTS

3.7X
growth of live streaming events in 2021

9%
CAGR, streaming revenue by 2020-27

32%
growth in US Audio streams Dec 19 - Jun 20

86%
Digital Share of Global Revenue

GLOBAL RECORDED MUSIC INDUSTRY ($B)


60
50
40
30
20
10
0
36
11
25
42
9
33
47
8
39
53
7
46
2020
2022E
2024E
2027E
Streaming Revenue
Downloads + Others

Source: MiDia Research
https://www.marketingcharts.com/industries/media-and-entertainment-114082

MENA: FASTEST GROWING MARKET WHICH IS STILL NASCENT

ADDRESSABLE MARKET TO GROW 1.5x BY 2025[1]

(USD BN)


7B
6B
5B
4B
3B
2B
1B
2.9
3.1
3.7
4.0
4.2
4.4
2020
2021
2022
2023
2024
2025

660 million — **Total global Arab diaspora[2]**
Considered one of the world's fastest-growing population

45% — **Between 10-35 yrs old**
...with favourable demographics

x CURRENT PENETRATION

Measured as MAU / Addressable Market


Levant
10%
JORDAN
LEBANON
TUNISIA
North Africa
1.3%
1.5%
MOROCCO
ALGERIA
5%
EGYPT
6%
SAUDI ARABIA
1.2%
IRAQ
GCC
4%
QATAR
BAHRAIN
UAE
OMAN

U.S. AUDIO STREAMING PENETRATION ~35%

[1] Target population of addressable market defined as number of individuals aged between 10-50 with internet connection, includes MENA and Pakistan

[2] MENA, Pakistan and global Arab diaspora

ANGHAMI AGGREGATED A FRAGMENTED MUSIC LABELS MARKET

ARABIC CATALOG

39K Artists

600K Songs

ARABIC CATALOG WAS FRAGMENTED AND NON-DIGITAL

QANAWAT · WATARY · PLATINUM RECORDS · GROUP · nrp · Chbk MUSIC

ANGHAMI DIGITALIZED THE REGION'S MUSIC

INTERNATIONAL CATALOG

4M Artists

56M Songs

LONG STANDING PARTNERSHIPS WITH TOP 3 GLOBAL LABELS

UNIVERSAL MUSIC GROUP · SONY MUSIC · WARNER MUSIC GROUP


anghami
anghami
anghami

COMPANY OVERVIEW

ANGHAMI HAS A MULTIFOLD COMPETITIVE ADVANTAGE

We are LOCAL

FIRST STREAMING SERVICE IN THE REGION
6 year head-start vs. global competitors

LANGUAGE ADVANTAGE
Only service available in English, Arabic & French

LARGEST PHYSICAL PRESENCE
with 5 offices across region

CONTENT, OFFERS, AND CAMPAIGNS BY LOCALS FOR LOCALS
Customized for each of the 16+ countries

We are EMBEDDED

BEST KNOWN & BEST-LOVED BRAND IN MUSIC
streaming across region

INIMITABLE USER ACCESS
36 telco partnerships drive subscriptions and industry leading conversion rates

ECOSYSTEM ACCESS
Investors include the region's largest investment funds

We are DATA DRIVEN

OVER 9 YEARS OF DATA
56 million data points updated daily

EXTENSIVE UNDERSTANDING OF 70M+ REGISTERED USERS
with 56 data points updated daily

UNPARALLELED UNDERSTANDING OF HABITS, TRENDS, PREFERENCES
unlocks advantage to create content

UNIQUE INSIGHTS AND ACCESS
leverage for advertisers and unlocks advantages to create content

ANGHAMI WAS THE FIRST TO MARKET AND CONTINUES TO THRIVE

Feb-12
Anghami Established

Mar-14
Dubai Office

Mar-17
Egypt Office

May-18
Saudi Arabia office

Anghami reports record high revenue (+43%) despite new competition

Dec-20
Abu Dhabi office

MAU increased 23% YoY (2020)

2012 | 2013 | 2014 | 2015 | 2016 | 2017 | 2018 | 2019 | 2020

Jun-15
Apple Music

Oct-18
Deezer Music

Nov-18
Spotify Music

Sep-19
YouTube Music

6 YEARS BEFORE SPOTIFY & DEEZER
3 YEARS BEFORE APPLE MUSIC

Source: Company information

OUR BUSINESS AND MUSIC IS HYPERLOCAL BY DESIGN

UNDERSTAND WHAT USERS WANT

ARABIC IS 1% OF TOTAL CATALOG → ~50% OF TOTAL STREAMS

TOP ARTISTS IN REGION: ALL LOCAL


Iraqi
Rai
Shaabi
Arabic Varieties
Khaleeji Emirati
Egyptian
Khaleeji Saudi
Maghrebpop

#1 IN LOCAL CONTENT WITH 600K+ ARABIC CATALOG AND 39K+ ARABIC ARTISTS

DELIVER ENGAGING EXPERIENCES

PODCASTS

68% YoY growth in unique listeners


THE PODCAST
Elissa - The Podcast


Switch to Ramadan Homepage
Explore

SEASONAL FEATURES

LOCALIZED PROMOTIONS


Scan the instrument on the Pepsi can to unlock exclusive content

Note: All figures for 2020
Source: Company information

ANGHAMI IS SYNONYMOUS WITH ARABIC MUSIC


anghami




THE SOUND OF FREEDOM
anghami



PARTNERSHIPS WITH 36 TELCOS ACROSS REGION PROVIDES A READY USER BASE

1 OUTREACH TO BROADER AUDIENCE

2 ENHANCE BRAND VISIBILITY

3 ALLOWS DEEPER ACCESS TO TELCO'S MARKETING BUDGETS

4 ACCESS TO CUSTOMER INFORMATION

5 ESTABLISH A STRONGER UNDERSTANDING OF EVERY MARKET

6 PROMOTE EXISTING CONTENT AND LOCAL ARTISTS

اتصالات etisalat
stc
Maroc Telecom
موبايلي mobily
Virgin mobile
ooredoo
orange
umniah
vodafone
عمانتل Omantel
zain

...TO NAME A FEW

EASY CUSTOMER BILLING + INCREASED CONVERSION
in a low-credit card penetration region

CREATES COMPETITIVE ADVANTAGE
by creating a barrier to entry

ARTISTS PREFER ANGHAMI BECAUSE OF THE USER BASE, FOLLOWER SIZE AND BRAND NAME

FOLLOWERS ON PLATFORM (M)

SAMPLE POPULAR ARTISTS		anghami	YouTube	Spotify	deezer
	NANCY AJRAM	14.7	5.4	8.5	0.9
	TAMER HOSNY	11.9	6.5	4.6	1.1
	AMR DIAB	11.5	4.8	5.6	1.3
	HUSSEIN AL JASSMI	10.2	6.7	8.1	0.5

Source: Follower count from respective applications

DATA IS AT THE HEART OF WHAT WE DO

WE USE DATA TO

- **DRIVE BETTER RECOMMENDATIONS**
  REDUCES CHURN AND DRIVES ENGAGMENT
- **CREATE CUSTOM PLAYLISTS**
  TO DRIVE ENGAGEMENT
- **ENHANCE ADVERTISING**
  TO DRIVE REVENUE AND MARGINS
- **ENHANCE THE ARTISTS EXPERIENCE**
  DRIVES ENGAGEMENT AND REVENUE
- **CREATE ORIGINALS**
  TO DRIVE MARGINS

9 YEARS OF DATA ON 70M USERS – A SUBSTANTIAL MOAT

OUR ORIGINAL CONTENT CREATES 60% ROI ON AVERAGE

WHAT


Explore
1,000 Faces

- In-house music production platform
- Promote local artists through local production

WHY


Search & Discover
Popular
New Music
Top
Podcasts
Chilling
Trending
1,000 Faces

- Advance artists & influencers content rigorously
- Create exclusive content for Anghami users

RESULTS


Musique
Podcasts
Chansons du Radar

- Increased differentiation
- Deeper ties with the artist ecosystem

ROI 60%

Source: Company Information
Note : ROI calculations based on all Anghami originals and covers recorded

OUR CONTENT ADVANTAGE

BEING LOCAL, EMBEDDED, AND DATA-DRIVEN REINFORCES OUR CONTENT STRATEGY

Publishing platform with deep insights - Discovers and promotes local creators

First mover with 6 year head-start - unmatched localized and personalized experience


USERS
DATA
RELATIONSHIPS
ARTISTS
Efficient content strategy

First platform for both local and global labels across markets

Over 9 years of insight on usage and preferences

HIGHER REVENUES

HIGHER MARGINS

HIGHER RETENTION


anghami
Search & Discover
Radar
Popular
New Music
Top
Podcasts
Chilling
Trending
1,000 Faces
Randy Montana

OUR TECH

OUR CUTTING EDGE TECH IS DESIGNED FOR THE CULTURE AND LIFESTYLE IN MENA

MUSIC MATCH

80%

Match your music tastes with friends and discover your music buddies

300K Users recommended other profiles via music matching

COLLABORATIVE PLAYLISTS

Create and share playlists with your friends

30% increase in collaborative playlists creation

CHAT

109K Unique chat users per month

Chat with your friends

STORIES

74M Song previews played from stories

Post and share music with your followers

Note: Figures for 2020
Source: Company Information

LIVE RADIO: AUDIO ROOMS FOR ARTISTS, CREATORS & USERS

POWERING THE CREATOR ECONOMY WITH AUDIO CHANNELS AS AN ALTERNATIVE MONETIZATION STRATEGY

FANS AND INFLUENCERS CREATE LIVE SHOWS


Elie Habib
Up & Up
Coldplay
COMMENTS
Say something...


Album Launch
PEOPLE
COMMENTS
Say something...

ARTISTS TALK DIRECTLY TO FANS ABOUT THEIR MUSIC

USER-GENERATED CONTENT FROM LIVE RADIO SHOWS


Interview with Ahlam
PEOPLE
COMMENTS
Say something...


Recharge
Show support
SEND STARS
Custom
SEND A VIRTUAL GIFT
Send

CREATORS MONETIZE THEIR AUDIO CONTENT

488K
unique users who joined Live Radio

116K
Average monthly broadcasters

Note: Figures are monthly average for 2020
Source: Company information


anghami
Your music, your way.

BUSINESS MODEL

ATTRACTIVE BUSINESS MODEL WITH DIVERSE REVENUE STREAMS

81% of revenue

19% of revenue

SUBSCRIPTION

21% of users

60% of revenue from **36 TELCO PARTNERSHIPS**

40% of revenue from **APP STORE SUBSCRIPTIONS**

DATA DRIVEN ADVERTISING

79% of users

Over **280** Global brands

NEW MONETIZATION
CHANNELS STARTING 2021

CONVERSION BAKED INTO PRODUCT

Figures as of 2020
Source: Company Information



THE FUTURE OF ANGHAMI

NEW GROWTH AREAS

DEEPER PENETRATION INTO HIGH GROWTH & HIGH REVENUE MARKETS

GEOGRAPHICAL EXPANSION

PRODUCT GROWTH WITH NEW MONETIZATION CHANNELS

- Live Radio
- Live concerts
- Branded content

DEEPER PENETRATION INTO EXISTING MARKETS

By **2023** monthly active users expected to grow **316%** across markets

Saudia Arabia and Egypt will contribute **51%** to total growth

SAUDI ARABIA


9M
8M
7M
6M
5M
4M
3M
2M
1M
0M
50% CAGR '19-'23
1.1
1.4
2.2
3.6
5.8
2019
2020
2021F
2022F
2023F
MONTHLY ACTIVE USERS

EGYPT


9M
8M
7M
6M
5M
4M
3M
2M
1M
0M
48% CAGR '19-'23
1.6
1.9
3.2
5.1
7.9
2019
2020
2021F
2022F
2023F
MONTHLY ACTIVE USERS

Source: Management Projections

GEOGRAPHICAL EXPANSION

Expand to other countries outside the MENA region

BUILD LOCAL CHAMPIONS

SOUTH ASIA (C.400MM)


Excludes India

- No major players
- Strong local preferences

SERVE DIASPORA BETTER

ARAB DIASPORA (C.100MM)


Majority of Diaspora

- 30,000 subscribers
- $2.8 ARPU
- 0 marketing spend

Note: Figures for 2020
Source: Company Information

PRODUCT MONETIZATION:
NEW REVENUE STREAMS FROM FEATURES USERS LOVE


PEOPLE
COMMENTS

LIVE
RADIO


Say something...

LIVE
CONCERTS


Louvre Abu Dhabi
FOLLOW
Take a Stroll Through the Louvre Abu Dhabi
Louvre Abu Dhabi COLLABS
Electro PULSE
Contemplative
Colourful

BRANDED
CONTENT

anghami


anghami

FINANCIAL SUMMARY

SIGNIFICANT VALUE CREATION FOR INVESTORS

EV/ Sales

Spotify trades at 167% premium to Anghami on EV/Sales 23F

EV/ GP

Spotify trades at 263% premium to Anghami on EV/GP 23F

EV/ Subs

Spotify trades at 859% premium to Anghami on EV/Subscriber 23F


2021
2022
2023
10X
8X
6X
4X
2X
0X
AN 4.5
SP 5.4
TM 8.2
NE 8.3
AN 2.5
SP 4.5
TM 7
NE 7.1
AN 1.5
SP 4
TM 6
NE 6.2
25X
20X
15X
10X
5X
0X
AN 14
SP 17.6
TM 25
NE 20.9
AN 6.7
SP 14.7
TM 21.1
NE 16.8
AN 3.6
SP 12.7
TM 18
NE 14
800X
650X
500X
350X
200X
50X
AN 74
SP 331.7
TM 556.4
NE 1,094
AN 44
SP 287
TM 445.1
NE 983
AN 26.7
SP 255
TM 349.5
NE 898

First full year after investment

AN - Anghami
SP - Spotify
TM - Tencent Music Entertainment
NE - Netflix

Note: All enterprise values as of 23 Feb 2021

Source: Credit Suisse research, Morgan Stanley research; Thomson One; Management projections

IMPRESSIVE TRACK RECORD OF TOPLINE GROWTH AND PROFITABILITY EVOLUTION

Total Revenue


22% CAGR '17-'20e
Growth marketing cut by 23% due to COVID but Subscription still grew 6%
$4.5M
$12M
$5.5M
$17M
$7.5M
$24M
$5.2M
$26M
2017
2018
2019
2020
Ads
Subscription

Gross Profit


76% CAGR 17-20e
$1.6M
$4.7M
$8.5M
$8.9M
2017
2018
2019
2020

EBITDA


97% reduction on EBITDA losses in 4 years
($6.5M)
($4.7M)
($1.8M)
($0.2M)
2017
2018
2019
2020

Source: Company Information

CASH PROCEEDS TO BALANCE SHEET WILL BE USED TO DRIVE GROWTH

USES OF FUNDS


2%
8%
6%
5%
19%
11%
49%
Growth Marketing
R&D and Infrastructure
Content Production
Branding
New hires
Geographic expansion
Cash Cushion

Note:Estimates based on cash to balance sheet net of redemptions and PIPE proceeds

GROWTH MARKETING WILL CONTINUE TO BE EFFICIENT...

IMPROVED ROI ON MARKETING SPEND


Forecast period assumes, conservatively, that ROI falls back to 2018 levels as we scale
14X
12X
10X
8X
6X
4X
2X
4X
6.1X
10.2X
12.8X
6.4X
6.1X
6.7X
6.4X
7.6X
2017
2018
2019
2020
2021F
2022F
2023F
2024F
2025F
REVENUE / GROWTH MARKETING

Since 2017, marketing has been increasingly efficient.

Targeting, content recommendation and churn - have all been optimised by our dedicated team of local professionals

From 2019 to 2020 we saw,

- **2x rise in retention of new users**
- **Conversion rates crossed 20%**
- **Overall LTV/ CAC of 8.1x**

Source: Management Projections

...LEADING TO INCREASED USER BASE AND REVENUES

ANGHAMI MAU FORECAST


40M
35M
30M
25M
20M
15M
10M
5M
0M
49% CAGR
'21-'25
12
18
27
40
60
FY21*
FY22
FY23
FY24*
FY25
MONTHLY ACTIVE USERS

ANGHAMI REVENUE FORECAST


$350M
$300M
$250M
$200M
$150M
$100M
$50M
$0M
70% CAGR
'21-'25
48
9
39
88
1
2
16
69
150
3
5
28
114
251
10
15
44
182
403
25
27
68
283
FY21*
FY22
FY23
FY24*
FY25
Ads Revenue
Content Licensing
Subcription Revenue
Live Radio Monetization

* Assumes capital injection 2021 & 2024
Source: Managment estimates

WHERE IS ANGHAMI HEADING?

	2015		2020		2023e
Monthly Active Users	~3mn	~3x	~8mn	~3x	**~27mn**
Paying Users	~202k	~8x	~1.4mn	~6x	**~8.2mn**
Gross Revenue	~$6mn	~5x	~31mn	~5x	**~$149mn**
Gross Profit	~$820k	~11x	~$8.8mn	~7x	**~$62mn**

Source: Management Projections

BRIDGE TO GROWTH IS CLEAR AND ACHIEVABLE


31
Ad Revenue
5.2
26
Subscription Revenue
23
Ad Revenues expected to grow by a CAGR of **75%** on the back of Direct Ads / Ad Server initiatives
88
Subscribers to grow by **4.8x** with stable ARPUs across countries assumed
~5
Exclusive content
3
New monetization channel through the billing and tipping of users and artist to be introduced in 2021
~150
2020 Revenues
Ad Revenues
Subscription Revenue
Content Licensing
Live Radio Monetization
2023F Revenue

Source: Management Projections

TRANSACTION SUMMARY

VISTAS MEDIA
ACQUISITION COMPANY

anghami

Anghami to be merged with Vistas Media Acquisition Company INC ("VMAC"[2]), a publicly listed special purpose acquisition company with $100M cash in trust

- Valuation at 2.5x 2022E revenue
- Transaction includes a $110M pro-forma PIPE
- Pro forma enterprise value of $219.5M[2]
- Current Anghami shareholders own 33% of the company on a pro-forma basis

PRO-FORMA SOURCES & USES

SOURCES	
Cash in Trust	$100M
PIPE Proceeds	$110M
Anghami Rollover Equity	$119M
Total Sources	**$329M**

USES	
Anghami consideration[1]	$180M
Transaction Expenses	$6.6M
Cash to the balance sheet	$142.4M
Total Uses	**$329M**

PRO-FORMA ANGHAMI VALUATION

Shares Outstanding	$36.2M
Price per Share	$10
Market Capitalization	~$362M
(-) Cash	$142.4M
Enterprise Value[2]	**$219.5M**

SPONSOR
PUBLIC FROM IPO
PIPE INVESTORS
ANGHAMI ROLLOVER EQUITY


~33%
~30%
~$362M
market capitalization
~9%
~28%

Assumes no redemptions by public shareholders in connection with the transaction and does not take into account interest income in SPAC trust account.
1 The mix of cash and equity paid to Anghami depends on the amount of cash in trust net of redemptions, the amount of capital raised in the PIPE and the transaction costs. The amount of equity rolled over by existing Anghami investors ranges from ~66% (no redemptions and $110M PIPE) to ~94% (full redemptions and $40M PIPE)
2 Due to the structure of the transaction, regardless of the redemptions and PIPE proceeds, the enterprise value remains fixed at approximately $220M.
Source: Management Estimates

OUR TEAM COMBINES OVER 100 YEARS ACROSS MUSIC, TECH, TELCOM AND FINANCE

anghami



EDDY MAROUN
CEO, Co-Founder
Deep music industry knowledge & telco connections over 15 years.



ELIE HABIB
CTO, Co-Founder
Serial entrepreneur, product and tech veteran with experience in multiple successful startups.



CHOUCRI KHAIRALLAH
VP Business Development
Driving 35 telecos connection and multiple partnerships over past 8 years.



ELIE ABOU SALEH
VP GCC
Snapchat alumni. Driving high growth area of advertising and creating independent self-serve network.



OMAR SUKARIEH
VP Finance
Has 15 years in corporate finance and financial advisory. MBA from University of Chicago, CFA Charterholder



HOSSAM EL GAMAL
VP North Africa
Serial entrepreneur with more than 15 years of experience in telco partnerships and scaling high growth startups.

VISTAS MEDIA
ACQUISITION COMPANY



F. JACOB CHERIAN
CEO & Board member
25+ years across U.S. capital markets, M&A and Consulting. Former CEO for 2 NASDAQ SPACs



SAURABH GUPTA
Co-Founder & Board Member
20+ years spanning banking, asset management and media investments mainly in leading senior functions within the banking industry



ABHAYANAND SINGH
Co-Founder & Board Member
16+ years spanning banking, Hedge Funds and Media Industries with expertise in successfully managing Financial and Media investments

VISTAS MEDIA WILL SUPPORT ANGHAMI'S TRANSITION AND EXPANSION

150+ years of cumulative experience across Media, Entertainment and Finance

Media and Entertainment operating experience across North America, Europe & Asia

- Films & Televisions
- Animation & VFX
- LIVE Events & Concerts
- OTT / Online Streaming Platform
- Gaming
- Digital Media and Marketing

Multi-Format Content Production, Financing Sales and Distribution

- 70+ films with over $3.6 Billion in revenue from Hollywood to Bollywood
- Several films received international awards, nomination (including Oscars)
- Content Sold and Licensed to multiple global platforms and film content partners worldwide

SPONSOR'S CORE MARKET ►

VISTAS MEDIA
ACQUISITION COMPANY

Gateway to South Asia



Cross-Border, Multi Sector Specialists

- Media and Entertainment Fund Management
- Private Equity
- Mergers, Acquisitions & Business Valuations
- Content Finance : Structuring
- Investment Banking & TMT Consulting
- Corporate & Bankruptcy Restructuring

Multinational Governance & Leadership

- International Entertainment Law
- Regulatory and Compliance
- Capital Markets
- Audit and Accounting
- Banking and Investment Management


anghami